CHASE MID-CAP GROWTH FUND



                               Semi-Annual Report
                                 to Shareholders


                            For the Six Months Ended
                                 March 31, 2003





                      Chase Investment Counsel Corporation
                               300 Preston Avenue
                                    Suite 403
                      Charlottesville, Virginia 22902-5091

                              Advisor: 434-293-9104
                       Shareholder Servicing: 888-861-7556


                            Chase Mid-Cap Growth Fund
                                  May 14, 2003

     Dear Fellow Shareholders: As I write this first semi-annual review, 29 shareholders have over $1 million invested in our new Chase Mid-Cap Growth Fund. Chase Investment Counsel Corporation became the investment adviser to the Fund on September 1, 2002. On March 31, 2003 the fund had 72.3% of its assets invested in 33 stocks, which on average were B++ rated by Value Line. They ranged in market capitalization from $17 billion (SLM Corporation) to $491 million (Wintrust Financial Co.) for a weighted average capitalization of $6.9 billion.

     For the quarter ended March 31, 2003 our fund had a total return of -0.21% (pretax and after tax) compared with -3.14% for the fully invested Standard & Poor's 500 Composite Stock Price Index (the S&P 500), -4.73% for the S&P 400 MidCap Index, and -1.62% for the Lipper Mid-Cap Growth Funds. Since inception on September 1, 2002 through March 31, 2003 its -5.57% total return compared with -6.42% for the S&P 500, -7.01% for the S&P 400 Mid Cap and -3.39% for the Lipper MidCap Growth Funds Index.

     The Chase Mid-Cap Growth Fund is an equity fund; during the seven months through March 31st we were gradually increasing the emphasis on stocks while cushioning your portfolio against the risks and volatility of the stock market by investing 28.9% on average in interest bearing cash equivalents.

     Over the funds first seven months the stock market continued to suffer a decline. Many of our equities declined at least moderately. Including new purchases that were held at least part of the year, our ten best performing stocks were Teva Pharmaceutical ADR +18.89% Coach Inc. +18.33%, Apollo Group +14.27%, ChoicePoint Inc. +11.98%, Constellation Brands Class A +11.65%, Countrywide Financial Corp. +11.34%, SLM Corporation +11.33%, Lexmark International +10.20%, Fidelity National Financial +10.15%, and International Game Technology +9.38%.

     Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. The Chase Mid-Cap Growth Fund portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. As shown in the accompanying March 31, 2003 charts, we compare the characteristics of your fund's stocks to the Russell MidCap Growth Index. The Chase Mid-Cap Growth Fund stocks have enjoyed more consistent and substantially higher five-year average annual earnings per share growth rates of 26% vs. 17% for the Russell. They are significantly more profitable with a Return on Equity of 28% vs. 17%, and have stronger balance sheets with Debt to Total Capital of 19% vs. 36%. Yet on average, they sell at a slightly lower price/earnings multiple than the Russell (20.7X vs. 20.9X) based on estimated 2003 reported earnings. Our stocks are selling at only 0.78 times their five-year historical growth rates compared to
1.23 times for the Russell and at only 0.87 times their projected reinvestment rates compared to 1.38 times for the Russell.

CHASE MID-CAP GROWTH FUND STOCKS VS RUSSELL MIDCAP GROWTH INDEX


                             FUNDAMENTALS AND RATIOS


     With only 8.6% in the technology sector on March 31, 2003, we are under weighting the volatile stocks in that sector and other high multiple stocks in favor of more reasonably priced, good quality growth stocks, which we believe will have better defensive characteristics.

     As of early May the economy continues to struggle. The April Purchasing Managers Index (now called ISM) declined to 45.4%, the lowest level in over a year and one consistent with economic contraction. Maybe widespread snowstorms and the effect of the Iraq war were temporary depressants, but it could be the harbinger of stagflation. Most major economies remain weak and are experiencing stiff global competition due to the Internet and worldwide excess capacity. For instance, March U.S. Capacity Utilization was only 74.8%. The recent U.S. recession has been the mildest since World War II, but with little pent up demand, and businesses, as well as individuals, heavily in debt, it is likely that earnings recovery for many companies will be disappointing. The harsh winter, with higher energy prices, and a weak dollar took a significant bite out of discretionary consumer purchases.

     Through March investor psychology was deteriorating, but after an estimated $9 billion net inflow into U.S. focus equity funds in April, year-to-date through April 30th, net outflow was only $1 billion. That compared with $43 billion net inflow YTD in 2002. The best long-term road map we have for the stock market is shown on the accompanying chart. Growth Fund Guide has combined the Four Year Presidential Cycle with the Ten Year Cycle. It suggests that we should have an important low this year from which a sustainable recovery would be consistent with past cycles. So far, the October 2002 lows in the major equity indexes have held. Two days in the first quarter qualified as "90% down days" evidencing substantial capitulation/panic selling. We had been expecting a more climatic panic bottom. On average during the last 70 years that has involved six 90% Downside Days. However, this is the type of market action we have been waiting to see before we'd have any confidence that we had reached a meaningful intermediate term low. We are mindful of the fact that since 1914, the average rise from the 22 mid-term election year lows (Dow 7,286 on 10/2/02) to the next year highs has averaged 50%! With a number of technical indicators improving and selling pressure declining as buying returns, the market seems to finally have built a base for a sustainable rising cyclical trend.

                             GROWTH FUND GUIDE CHART

     Valuations are still high. On April 30th, Ned Davis Research estimated total common stock market capitalization stood at 94.4% of nominal GDP. While that is down 45% from its March 2000 mania peak of 171.5%, it is still very high compared to ratios of 86.5% and 79.2% respectively at the 1929 and 1973 peaks.

     According to the Leuthold Group the S&P 500 was selling at 21.0 times normalized (five year average adjusted) earnings on 4/30/03. The historical median P/E from 1957 to date was 17.8x. For the S&P 500 to move back to its historical median P/E, it would have to fall another 15%. Mid-cap stocks on the other hand are selling below their normalized historical median P/E.

     Currently, there is still too much bullishness/complacency. For instance, mutual funds are still fully invested with only 4.2% in reserves compared with 10% to 12% at major bottoms since 1965. On April 30th Merrill Lynch's survey of Wall Street strategists showed that on average they were recommending 65.3% in equities, close to their record highs. Intelligent Investors survey of 90 advisory services indicates Bearish advisers only exceeded Bullish ones for 2 Weeks compared to about 20 or more at previous major bottoms. By May 14th Bullish advisory services were up to 54.4%, Bears down to 23.9% quite overbought for that indicator.

     We believe our investment strategy with a well defined investment process that involves significant valuation and technical parameters seeking attractive growth stocks at reasonable prices will continue to perform relatively well. However, when low quality, severely depressed stocks lead a recovery, as they did in the fourth quarter of 2002 and in April of 2003, our fund will probably under perform. We do not like speculating on low quality, depressed stocks with little or no earnings visibility. We emphasize good quality growth stocks. To us this is a sounder long term strategy than buying so called "value" stocks with little or no growth, many of which face particularly rough competition and earnings difficulties during this sluggish cyclical recovery. Although we are in a volatile Buy and Sell market as opposed to a Buy and Hold one, we believe our investment process will continue to provide relatively good results as it has for our clients over numerous previous market cycles.

     Chase Investment Counsel Corp. now manages $2 billion for clients in 30 states. The Chase Mid-Cap Growth Fund is managed by the same investment team headed by David Scott and myself that manage our large separate accounts. As a moderate size firm with only a small portion of our assets invested in mid-cap stocks, we have much more flexibility in buying and selling those shares without a significant market impact.

     As the largest individual shareholder I assure you that we will be working very hard to find, analyze and invest in relatively attractive stocks. The officers and employees of Chase Investment Counsel Corp., most of whom are fellow shareholders, appreciate your confidence and we look forward to a long investment relationship together. Although we have already eliminated Whole Foods Market, listed below are the 10 largest holdings as of March 31, 2003.






                                 TOP 10 HOLDINGS
                                (alphabetically)

Anthem Inc.                                    International Game Tech
Apollo Group                                   SLM Corporation
Countrywide Financial Corporation              Teva Pharmaceutical ADR
Fidelity National Financial                    Varian Medical Systems
First Tennessee Nat'l Corp.                    Whole Food Markets


Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation

     Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

                            CHASE MID-CAP GROWTH FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 March 31, 2003
                                   (Unaudited)

Number of                                                               Market
Shares                     Security Description                         Value
-----------                -------------------------                 ----------
                           COMMON STOCKS:               72.24%

                           AIRLINES:                     1.94%
    460                    Ryanair Holdings PLC-SP ADR*               $19,075
                                                                      --------
                           CHEMICALS:                    2.45%
    490                    Ecolab Inc.                                 24,172
                                                                      --------
                           COMMERCIAL SERVICES:          2.06%
    440                    Weight Watchers International, Inc.*        20,262
                                                                      --------
                           COMPUTER SOFTWARE & SERVICES: 6.33%
    500                    Affiliated Computer Services*               22,130
    250                    Cognizant Technology Solutions Corp*        16,838
    350                    Lexmark International Inc.*                 23,432
                                                                      --------
                                                                       62,400
                                                                      --------
                           DRUGS:                        3.21%
    760                    Teva Pharmaceutical                         31,654
                                                                      --------
                           ELECTRONIC:                   1.05%
    290                    Garmin Ltd.*                                10,382
                                                                      --------
                           ENERGY/OIL/GAS/COAL:          1.52%
    860                    Suncor Energy                               15,024
                                                                      --------
                           FINANCE/BANKS:                6.58%
    720                    First Tennessee National Corp               28,591
    850                    Marshall & Isley Corp.                      21,726
    510                    Wintrust Financial                          14,586
                                                                      --------
                                                                       64,903
                                                                      --------
                           FINANCIAL SERVICES-MORTGAGE:  4.70%
    330                    Countrywide Credit*                         18,975
    160                    Countrywide Financial Corp                   9,200
    610                    New York Community Bancorp, Inc.            18,178
                                                                      --------
                                                                       46,353
                                                                      --------
                           FINANCIAL SERVICES-DIVERSIFIED:2.59%
    230                    SLM Corporation*                            25,512
                                                                      --------
                           HEALTH CARE BENEFITS:         1.01%
    130                    Wellpoint Health Networks*                   9,978
                                                                      --------
                           INSURANCE-LIFE/HEALTH:        4.57%
    620                    Aflac Inc.                                $ 19,871
    380                    Anthem, Inc.*                               25,175
                                                                      --------
                                                                       45,046
                                                                      --------
                           INSURANCE-PROPERTY:           3.27%
    770                    Fidelity National  Financial                26,295
    190                    Hilb, Rogal & Hamilton Co.                   5,936
                                                                      --------
                                                                       32,231
                                                                      --------
                           MANUFACTURERS:                2.14%
    550                    Coach, Inc.*                                21,082
                                                                      --------
                           MEDICAL SUPPLIES & EQUIPMENT: 3.81%
    310                    Lincare Holdings*                            9,514
    520                    Varian Medical Systems Inc.*                28,044
                                                                      --------
                                                                       37,558
                                                                      --------
                           OIL:                          2.68%
    290                    Anadarko Petroleum Corp                     13,195
    420                    Noble Corporation*                          13,196
                                                                      --------
                                                                       26,391
                                                                      --------
                           RESTAURANTS:                  2.32%
    750                    Brinker International Inc.*                 22,875
                                                                      --------
                           RETAIL-SPECIALTY:            11.40%
    440                    Avon Products Inc.                          25,102
    520                    Bed Bath & Beyond Inc.*                     17,961
    800                    Chico's Fas Inc.*                           16,000
  1,300                    Staples , Inc.*                             23,829
    530                    Whole Foods Market, Inc.*                   29,489
                                                                      --------
                                                                      112,381
                                                                      --------
                           SERVICE COMPANIES:            3.65%
    720                    Apollo Group*                               35,928
                                                                      --------
                           TECHNOLOGY:                   4.96%
    320                    International Games Technology*             26,208
    580                    Symantec Corporation*                       22,724
                                                                       48,932
                                                                      --------
                           TOTAL INVESTMENTS:
                           (Cost: $698,795)**           72.24%       $712,139
                           Other assets, net            27.76%        273,650
                                                       --------      --------
                           NET ASSETS                  100.00%       $985,789
                                                       ========      ========


*  Non-income producing
** Cost for Federal income tax purpose is $698,795 and net unrealized appreciation consists of:
                          Gross unrealized appreciation             $ 34,814
                          Gross unrealized depreciation              (21,470)
                                                                    ---------
                          Net unrealized appreciation               $ 13,344
                                                                    =========
See Notes to Financial Statements

CHASE MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (unaudited)
-------------------------------------------------------------------------------
ASSETS
  Investments at value (identified cost of $698,795)
   (Notes 1 & 3)                                                     $ 712,139
  Cash                                                                 256,849
  Receivables:
  Dividend receivable                                      $   287
  Due from investment advisor (Note 2)                      11,746
                                                           -------
                                                                       12,033
  Prepaid expenses                                                      9,985
                                                                      -------
           TOTAL ASSETS                                               991,006
                                                                      -------
LIABILITIES
  Accrued expenses                                                      5,217
                                                                      -------
NET ASSETS                                                          $ 985,789
                                                                      =======
NET ASSET VALUE AND REDEMPTION PRICE
PER SHARE ($985,789/52,384 shares outstanding) (Note 2)               $ 18.82
                                                                      =======
MAXIMUM OFFERING PRICE PER SHARE ($18.82 x 100 / 94.25)               $ 19.97
                                                                      =======
   At March 31, 2003 there were 50,000,000 shares of $.01
    par value stock authorized and components of net
    assets are:
     Paid in capital                                               $1,015,763
     Accumulated net investment loss                                   (3,118)
     Accumulated net realized loss on investments                     (40,200)
     Net unrealized appreciation of investments                        13,344
                                                                     ---------
Net Assets                                                           $985,789
                                                                     =========
See Notes to Financial Statements

CHASE MID CAP GROWTH FUND
STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2003 (unaudited)
INVESTMENT INCOME
     Interest                                                $ 1,363
     Dividend                                                    909
                                                              ------
         Total income                                                 $ 2,272
                                                                      --------
EXPENSES
       Investment advisory fees (Note 2)                       3,642
       Custody and accounting fees                            10,592
       Recordkeeping and administrative services (Note 2)      6,976
       Registration fees                                       1,408
       Transfer agent fees (Note 2)                            8,517
       Shareholder servicing and reports (Note 2)              4,594
       Legal and audit fees                                   10,058
       Miscellaneous                                           6,324
                                                              ------
         Total expenses                                                52,111
       Management fee waiver and reimbursed expenses (Note 2)         (46,721)
                                                                      --------
       Net expenses                                                     5,390
                                                                      --------
       Net investment loss                                             (3,118)
                                                                      --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Net realized loss on investments                                 (40,200)
     Net increase in unrealized appreciation on investments            25,114
                                                                      --------
     Net loss on investments                                          (15,086)
                                                                      --------
     Net decrease in net assets resulting from operations           $ (18,204)
                                                                      ========
See Notes to Financial Statements

CHASE MID-CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                 Six months ended  Period ended
                                                  March 31, 2003   September 30,
                                                   (unaudited)         2002*
                                                  --------------  -------------
OPERATIONS
     Net investment loss                           $ (3,118)         $ (418)
     Net realized loss on investments               (40,200)             -
     Change in unrealized appreciation of
       investments                                   25,114         (11,770)
                                                   ---------       ----------
     Net decrease in net assets resulting
       from operations                              (18,204)        (12,188)

DISTRIBUTION TO SHAREHOLDERS FROM
     Capital gains ($-- and $6.75 per
       share, respectively)                            -            (55,242)

CAPITAL SHARE TRANSACTIONS
     Net increase in net assets resulting from
       capital share transactions**                 476,922         373,932
                                                   ---------       ---------
     Net increase in net assets                     458,718         306,502
     Net assets at beginning of period              527,071         220,569
                                                   ---------       ---------
NET ASSETS at the end of the period               $ 985,789       $ 527,071
                                                   =========       =========

* The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002.


** A summary of capital share transactions follows:

                                    Six months ended        Period ended
                                    March 31, 2003          September 30,
                                    (unaudited)                2002*
                                   --------------           -------------
                                Shares        Value       Shares       Value
                                ------        ------      ------       ------
Shares sold                    25,336    $  476,922      25,409   $   506,150
Shares reinvested                 -             -         2,733        55,242
Shares redeemed                   -             -        (9,276)     (187,460)
                               -------      -------      -------     ---------
Net increase                   25,336    $  476,922      18,866   $   373,932
                               =======      =======      =======     =========

CHASE MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------
                                    Six months ended Period ended  Period ended
                                     March 31, 2003  September 30, November 30,
                                      (unaudited)       2002*         2001^
                                        --------      --------      -------
Per Share Operating Performance
Net asset value, beginning of period     $19.49        $26.96        $20.00
                                         ------        -------       -------
Income from investment operations-
   Net investment loss                    (0.06)        (0.02)        (0.35)
   Net realized and unrealized gain
    (loss) on investments                 (0.61)        (0.70)         7.31
                                         -------        -------      -------
   Total from investment operations       (0.67)        (0.72)         6.96

Less distributions from net realized
   gains on investments                     --          (6.75)          --

Net asset value, end of period          $ 18.82       $ 19.49       $ 26.96
                                         =======       =======       =======
Total Return                              (3.45%)       (3.56%)       34.79%
                                         =======       =======       =======

Ratios/Supplemental Data
   Net assets, end of period (000's)      $ 986         $ 527         $ 221
Ratio to average net assets (A)
   Expenses, net                           1.48%**      1.48%**        2.00%**
   Net investment loss                    (0.86%)**    (0.69%)**      (1.25%)**
Portfolio turnover rate                   51.97%        0.00%        683.55%


* The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002.

** Annualized

^ Commencement of operation was January 1, 2001.

     (A) Expense reimbursements and fee waivers reduced the expense ratio and increased net investment income ratio by 12.83% for the six months ended March 31, 2003, 67.15% for the period ended September 30, 2002 and 16.49% for the period ended November 30, 2001.

See Notes to Financial Statements

CHASE MID CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS

March 31, 2003 (unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The Chase Mid Cap Growth Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in January 2001 as a series of TWF which has allocated to the Fund 50,000,000 of its 750,000,000 shares of $.01 par value common stock. Effective September 5, 2002, the Fund changed its name from the Newby Fund to the Chase Mid-Cap Growth Fund and changed its investment strategy to focus on investments in mid-cap securities.

     The objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization ("mid-cap securities"). The adviser considers a mid-cap security to be one that has a market capitalization of between $1 billion and $10 billion.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses and post-October capital losses.

     E. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, Chase Investment Counsel Corporation (CICC), provides investment services for an annual fee of 1% of average daily net assets. The Advisor has agreed to waive its fees and reimburse the Fund through September 5, 2005 for expenses in order to limit the operating expenses to no more than 1.48% of average net assets. For the six months ended March 31, 2003, CICC waived fees of $3,642 and reimbursed expenses of $43,079. As of March 31, 2003, the Fund was due $11,746 from the Advisor, which was paid in April 2003.

     CICC will be entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by CICC is the sum of all fees previously waived or remitted by CICC to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to CICC with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of March 31, 2003 was $50,845.

     First Dominion Capital Corp. (FDCC) acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. There were no underwriting fees received by FDCC in connection with the distribution of the Fund's shares for the six months ended March 31, 2003. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within one year of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the six months ended March 31, 2003, there were no CDSC's for Fund shares redeemed.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent,
$11,425 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives an annual fee of 0.20% on the first $50 million average daily net assets of the Fund; and 0.15% on average daily net assets in excess of $50 million.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $8,517 for its services for the six months ended March 31, 2003.

     Certain officers and/or directors of the Fund are also officers and/or directors of CICC, FDCC, CSS, and FSI.


NOTE 3-INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the six months ended March 31, 2003 aggregated $733,557 and $282,850, respectively.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

     The tax character of distributions paid during the six months ended March 31, 2003 and the period ended September 30, 2002 was as follows:

                                        Six months ended
                                         March 31, 2003         Period ended
                                          (unaudited)        September 30, 2002
                                          -----------           ------------
         Distributions paid from:
                Ordinary income                $--                 $55,242
                                            ========              =========

                               Investment Adviser
                      Chase Investment Counsel Corporation
                          300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091

                                   Distributor
                          First Dominion Capital Corp.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229

                                 Transfer Agent
                               Fund Services, Inc.
                              Post Office Box 26305
                            Richmond, Virginia 23260
                            (800) 628-4077 Toll Free

                              Independent Auditors
                             Tait, Weller and Baker
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                         San Francisco, California 94105


     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-888-861-7556.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.